UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — December 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|10

Annual report

Putnam VT Research Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

The global recovery continued to solidify in the final months of 2010, with economies around the world experiencing economic growth. In the United States, corporations are emerging from the Great Recession in strong financial health. Putnam’s investment team believes the outlook for U.S. equities is further bolstered by low short-term interest rates and the extension of current tax rates. Another sign of the positive outlook for equities was that traditionally safe-haven U.S. Treasuries experienced their first setback in several years, as investors sought higher potential returns in riskier assets.

Although the global recovery continues, a range of fiscal and monetary circumstances around the world contributes to a global investment mosaic that is more varied than in recent years. Europe struggles with debt issues at a time when emerging markets are striving to dampen inflationary growth. This divergence may well lead to future market volatility. However, we believe it may also lead to additional opportunities for active, research-focused managers like Putnam.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/10)

Investment objective

Capital appreciation

Net asset value December 31, 2010

Class IA: $12.13	Class IB: $12.11

Total return at net asset value

(as of 12/31/10)†	Class IA shares*	Class IB shares*	S&P 500 Index

1 year	16.61%	16.38%	15.06%

5 years	7.93	6.71	11.99
Annualized	1.54	1.31	2.29

10 years	–2.37	–4.70	15.07
Annualized	–0.24	–0.48	1.41

Life	46.12	42.17	53.57
Annualized	3.14	2.91	3.56

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: September 30, 1998.

† Performance benefited from the receipt of a Tyco International, Ltd. Class Action Settlement pertaining to investments made prior to 2003.

S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 12/31/10. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Research Fund 1

Report from your fund’s managers

Prospects for economic growth turned more positive during the course of 2010. With its focus on U.S.-based large-cap stocks, how did the fund perform?

U.S. stocks delivered solid returns for the year, but conditions were challenging. Concerns about Europe’s sovereign debt crisis and a double-dip recession weighed on the market, resulting in a flight to safety. However, by the third quarter, with additional economic stimulus from the Federal Reserve, the announcement that the U.S. recession had finally ended, and healthy corporate profits, the stock market rally kicked off in earnest. With gains in the second half of the year making up for lackluster returns in the first half, Putnam VT Research Fund’s class IA shares rose 16.61% at net asset value for the 12 months ended December 31, 2010.

How did you adjust the portfolio in this environment?

Since the fund is designed to be a true stock-picking portfolio, we take a fundamental, bottom-up approach, which means we build the portfolio stock by stock, focusing on the long-term potential of each individual company rather than on broader developments in the markets or economy. Our process includes forward-looking analysis of companies’ fundamental business characteristics along with some retrospective quantitative research. Important markers of financial stability, such as attractive growth potential, healthy balance sheets, and strong cash flows, guide our decision process. During the period, this stock selection expertise was most helpful for the fund’s consumer discretionary and industrial stocks, while our selections in the technology and energy sectors detracted somewhat from performance.

Which holdings had the biggest impact on performance?

Merger and acquisition activity was strong during 2010, and the fund benefited from its exposure to several target companies. With the airline industry’s consolidation and reduced flights, the surviving carriers are gaining greater pricing leverage, providing a platform for higher fares and stronger profits. US Airways Group rallied in this environment and benefited from lower fuel prices, and we were able to sell this holding at a profit during the year. The fund’s investments in Coca-Cola Enterprises rallied on the announcement by Coca-Cola Co. that it was acquiring Coca-Cola Enterprise’s North American bottling operations. Finally, shares of Genzyme rallied on the announcement that the French drug maker Sanofi-Aventis was interested in acquiring the biotechnology company. The stock continued to climb throughout the year, as takeover rumors seemed more imminent. The two companies were still in discussion about the specifics of a possible deal at year-end.

Which holdings detracted from performance?

In the semiconductor equipment industry, FormFactor declined as the company struggled with management issues, operating losses, and declining market share. Investors lost confidence after several missteps including disappointing first-quarter results and higher expense pressures than had been forecast. We eliminated our position in this holding prior to year-end. Apollo Group, the largest for-profit higher education provider in the United States, struggled due to increased industry regulation and concerns related to the viability of its business model, which depends heavily on loans to students from the federal government.

What is your outlook for 2011?

Despite the recent turbulence in the markets, our outlook is relatively positive. Somewhat lost in the shuffle amid the concerns about consumer and government debt levels is the fact that corporate America appears to be in strong financial shape, with S&P 500 company earnings near an all-time record. We believe there are plenty of attractive stocks across a range of sectors, and most of the stocks in the fund’s portfolio remain attractively valued in our view. Regardless of how the markets fare in the months ahead, we will continue to employ our disciplined investment process, which we believe can produce solid and competitive results over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of derivatives involves special risks and may result in losses. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Putnam VT Research Fund is managed by a team of senior equity analysts at Putnam: Kelsey Chen, Steven Curbow, George Gianarikas, Ferat Ongoren, Walter Scully, and Michael Yogg. They are overseen by Putnam’s Chief Investment Officer Walter Donovan, who has been in the investment industry since 1985.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Research Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2010, to December 31, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/10		for the 6 months ended 12/31/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.55	$5.96	$4.08	$5.35

Ending value
(after expenses)	$1,255.70	$1,253.60	$1,021.17	$1,019.91

Annualized
expense ratio†	0.80%	1.05%	0.80%	1.05%

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Putnam VT Research Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Research Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Research Fund (the “fund”) at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2011

4 Putnam VT Research Fund

The fund’s portfolio 12/31/10

COMMON STOCKS (93.5%)*	Shares	Value

Advertising and marketing services (0.1%)
Omnicom Group, Inc.	1,500	$68,700

		68,700
Aerospace and defense (2.2%)
Embraer SA ADR (Brazil)	1,800	52,920

L-3 Communications Holdings, Inc.	3,100	218,519

Northrop Grumman Corp.	3,031	196,348

Precision Castparts Corp.	2,899	403,570

Raytheon Co.	1,149	53,245

Safran SA (France)	3,226	114,312

United Technologies Corp.	6,029	474,603

		1,513,517
Agriculture (0.1%)
Archer Daniels Midland Co.	2,649	79,682

		79,682
Airlines (0.1%)
Delta Air Lines, Inc. †	5,900	74,340

		74,340
Automotive (0.8%)
Ford Motor Co. †	27,151	455,865

General Motors Co. †	2,900	106,894

		562,759
Banking (7.3%)
Bank of America Corp.	53,527	714,050

Bank of New York Mellon Corp. (The)	6,587	198,927

BB&T Corp.	3,900	102,531

Bond Street Holdings, LLC 144A Class A † F	15,796	323,818

Citigroup, Inc. †	154,120	728,988

Comerica, Inc.	1,000	42,240

Fifth Third Bancorp	4,500	66,060

First Horizon National Corp.	1,468	17,293

Hudson City Bancorp, Inc.	3,000	38,220

Huntington Bancshares, Inc.	4,500	30,915

JPMorgan Chase & Co.	20,758	880,554

KeyCorp	4,900	43,365

M&T Bank Corp.	700	60,935

Marshall & Ilsley Corp.	3,300	22,836

Northern Trust Corp.	1,300	72,033

People’s United Financial, Inc.	2,300	32,223

PNC Financial Services Group, Inc.	3,000	182,160

Regions Financial Corp.	7,500	52,500

State Street Corp.	2,700	125,118

SunTrust Banks, Inc.	2,845	83,956

U.S. Bancorp	10,132	273,260

Wells Fargo & Co.	27,859	863,350

Zions Bancorp.	900	21,807

		4,977,139
Beverage (2.2%)
Coca-Cola Co. (The)	12,865	846,131

Coca-Cola Enterprises, Inc.	10,492	262,615

Hansen Natural Corp. †	1,600	83,648

PepsiCo, Inc.	4,916	321,162

		1,513,556
Biotechnology (1.7%)
Amgen, Inc. †	5,156	283,064

Auxilium Pharmaceuticals, Inc. † S	8,039	169,623

Celgene Corp. †	4,372	258,560

Complete Genomics, Inc. †	630	4,706

COMMON STOCKS (93.5%)* cont.	Shares	Value

Biotechnology cont.
Dendreon Corp. †	3,435	$119,950

Genzyme Corp. †	3,646	259,595

Ironwood Pharmaceuticals, Inc. †	8,766	90,728

		1,186,226
Broadcasting (0.2%)
CBS Corp. Class B	3,100	59,055

Discovery Communications, Inc. Class A †	1,500	62,550

		121,605
Building materials (0.3%)
Owens Corning, Inc. †	5,800	180,670

		180,670
Cable television (1.6%)
Comcast Corp. Class A	25,292	555,665

DIRECTV Class A †	7,161	285,939

Scripps Networks Interactive Class A	200	10,350

Time Warner Cable, Inc.	3,209	211,890

		1,063,844
Chemicals (2.1%)
Air Products & Chemicals, Inc.	1,600	145,520

Albemarle Corp.	1,600	89,248

Celanese Corp. Ser. A	1,700	69,989

CF Industries Holdings, Inc.	1,000	135,150

Dow Chemical Co. (The)	8,560	292,238

E.I. du Pont de Nemours & Co.	5,128	255,785

FMC Corp.	8	639

Huntsman Corp.	4,500	70,245

LyondellBasell Industries NV Class A
(Netherlands) †	3,000	103,200

Monsanto Co.	2,142	149,169

PPG Industries, Inc.	1,500	126,105

		1,437,288
Coal (0.3%)
CONSOL Energy, Inc.	2,900	141,346

Massey Energy Co.	500	26,825

Walter Energy, Inc.	200	25,568

		193,739
Commercial and consumer services (1.4%)
Alliance Data Systems Corp. † S	2,400	170,472

Automatic Data Processing, Inc.	1,237	57,248

Dun & Bradstreet Corp. (The)	400	32,836

Expedia, Inc.	1,818	45,614

Mastercard, Inc. Class A	475	106,452

Monster Worldwide, Inc. †	700	16,541

Moody’s Corp.	1,200	31,848

Paychex, Inc.	628	19,411

Priceline.com, Inc. †	651	260,107

Visa, Inc. Class A	2,683	188,830

		929,359
Communications equipment (2.5%)
Cisco Systems, Inc. †	34,168	691,219

Corning, Inc.	5,000	96,600

Harris Corp.	4,100	185,730

Motorola, Inc. †	2,200	19,954

Qualcomm, Inc.	13,556	670,886

		1,664,389
Computers (5.9%)
Apple, Inc. †	5,200	1,677,312

EMC Corp. †	12,116	277,456

Hewlett-Packard Co.	30,072	1,266,031

IBM Corp.	3,349	491,499

Putnam VT Research Fund 5

COMMON STOCKS (93.5%)* cont.	Shares	Value

Computers cont.
Seagate Technology †	8,600	$129,258

Teradata Corp. †	900	37,044

Xerox Corp.	9,088	104,694

		3,983,294
Conglomerates (3.3%)
General Electric Co.	89,400	1,635,126

Honeywell International, Inc.	3,600	191,376

Tyco International, Ltd.	10,535	436,570

		2,263,072
Consumer finance (0.6%)
American Express Co.	5,400	231,768

Capital One Financial Corp.	1,900	80,864

Discover Financial Services	5,900	109,327

SLM Corp. †	1,200	15,108

		437,067
Consumer goods (3.6%)
Colgate-Palmolive Co.	7,000	562,590

Energizer Holdings, Inc. †	3,400	247,860

Estee Lauder Cos., Inc. (The) Class A	516	41,641

hhgregg, Inc. † S	4,300	90,085

Newell Rubbermaid, Inc.	30,830	560,489

Procter & Gamble Co. (The)	14,435	928,604

		2,431,269
Consumer services (0.2%)
Avis Budget Group, Inc. †	2,157	33,563

Hertz Global Holdings, Inc. †	5,783	83,796

Netflix, Inc. †	100	17,570

		134,929
Containers (0.1%)
Ball Corp.	900	61,245

Crown Holdings, Inc. †	731	24,401

		85,646
Electric utilities (3.1%)
AES Corp. (The) †	22,200	270,396

Ameren Corp.	10,700	301,633

American Electric Power Co., Inc.	7,808	280,932

CMS Energy Corp.	12,001	223,219

Edison International	6,385	246,461

Entergy Corp.	2,900	205,407

Great Plains Energy, Inc.	5,264	102,069

PG&E Corp.	6,200	296,608

PPL Corp.	6,700	176,344

		2,103,069
Electronics (1.1%)
Agilent Technologies, Inc. †	2,500	103,575

Intel Corp.	6,400	134,592

SanDisk Corp. †	4,500	224,370

Texas Instruments, Inc.	9,519	309,368

		771,905
Energy (oil field) (2.5%)
National Oilwell Varco, Inc.	8,800	591,800

Schlumberger, Ltd.	10,327	862,305

Weatherford International, Ltd. (Switzerland) †	10,200	232,560

		1,686,665
Energy (other) (1.1%)
First Solar, Inc. † S	5,947	773,943

		773,943
Engineering and construction (0.2%)
Fluor Corp.	1,446	95,812

Shaw Group, Inc. †	921	31,526

		127,338

COMMON STOCKS (93.5%)* cont.	Shares	Value

Financial (0.4%)
Assurant, Inc.	900	$34,668

CME Group, Inc.	543	174,710

IntercontinentalExchange, Inc. †	450	53,618

Nasdaq OMX Group, Inc. (The) †	300	7,113

NYSE Euronext	700	20,986

		291,095
Food (0.7%)
Hershey Co. (The)	5,400	254,610

Kraft Foods, Inc. Class A	4,500	141,795

Mead Johnson Nutrition Co. Class A	1,250	77,813

		474,218
Forest products and packaging (0.2%)
International Paper Co.	4,031	109,804

		109,804
Health-care services (1.8%)
Aetna, Inc.	8,100	247,131

AmerisourceBergen Corp.	1,473	50,259

Cardinal Health, Inc.	1,900	72,789

CIGNA Corp.	4,200	153,972

Express Scripts, Inc. †	2,858	154,475

McKesson Corp.	2,057	144,772

Omnicare, Inc.	878	22,292

Quest Diagnostics, Inc.	1,800	97,146

WellPoint, Inc. †	4,800	272,928

		1,215,764
Industrial (0.1%)
China Ming Yang Wind Power Group, Ltd. ADS
(China) †	5,032	57,868

		57,868
Insurance (3.6%)
ACE, Ltd.	900	56,025

Aflac, Inc.	6,700	378,081

Allstate Corp. (The)	4,200	133,896

Assured Guaranty, Ltd. (Bermuda)	13,750	243,375

Berkshire Hathaway, Inc. Class B †	4,425	354,487

Chubb Corp. (The)	1,000	59,640

Hartford Financial Services Group, Inc. (The)	10,500	278,145

Marsh & McLennan Cos., Inc.	2,100	57,414

MBIA, Inc. †	8,300	99,517

MetLife, Inc.	6,200	275,528

Progressive Corp. (The)	5,000	99,350

Prudential Financial, Inc.	4,200	246,582

XL Group PLC	9,000	196,380

		2,478,420
Investment banking/Brokerage (1.7%)
Ameriprise Financial, Inc.	1,372	78,959

BlackRock, Inc.	109	20,773

Charles Schwab Corp. (The)	5,611	96,004

Franklin Resources, Inc.	1,022	113,657

Goldman Sachs Group, Inc. (The)	2,678	450,332

Invesco, Ltd.	3,725	89,624

Morgan Stanley	8,028	218,442

T. Rowe Price Group, Inc.	1,567	101,134

		1,168,925
Lodging/Tourism (0.4%)
Wyndham Worldwide Corp.	9,822	294,267

		294,267

6 Putnam VT Research Fund

COMMON STOCKS (93.5%)* cont.	Shares	Value

Machinery (0.6%)
Cummins, Inc.	455	$50,055

Deere & Co.	1,935	160,702

Parker Hannifin Corp.	2,251	194,261

		405,018
Manufacturing (2.0%)
Cooper Industries PLC	4,300	250,647

Eaton Corp.	2,500	253,775

Illinois Tool Works, Inc.	7,400	395,160

Ingersoll-Rand PLC	9,400	442,646

		1,342,228
Media (1.5%)
Interpublic Group of Companies, Inc. (The) †	3,901	41,429

News Corp. Class A	12,800	186,368

Time Warner, Inc.	7,033	226,252

Viacom, Inc. Class B	3,700	146,557

Walt Disney Co. (The)	11,597	435,003

		1,035,609
Medical technology (2.0%)
Baxter International, Inc.	4,900	248,038

Becton, Dickinson and Co.	513	43,359

Boston Scientific Corp. †	14,100	106,737

Covidien PLC (Ireland)	2,289	104,516

Hospira, Inc. †	1,400	77,966

Intuitive Surgical, Inc. †	100	25,775

Life Technologies Corp. †	1,597	88,634

Medtronic, Inc.	8,564	317,639

St. Jude Medical, Inc. †	2,898	123,890

Thermo Fisher Scientific, Inc. †	4,000	221,440

		1,357,994
Metals (0.9%)
Cliffs Natural Resources, Inc.	900	70,209

Freeport-McMoRan Copper & Gold, Inc. Class B	2,798	336,012

Newmont Mining Corp.	1,200	73,716

Nucor Corp.	700	30,674

U.S. Steel Corp.	1,480	86,462

		597,073
Oil and gas (8.3%)
Apache Corp.	5,463	651,353

Chevron Corp.	13,680	1,248,300

Cimarex Energy Co.	700	61,971

Exxon Mobil Corp.	24,441	1,787,120

Hess Corp.	7,000	535,780

Occidental Petroleum Corp.	7,471	732,905

Petrohawk Energy Corp. †	15,089	275,374

Southwestern Energy Co. †	9,400	351,842

		5,644,645
Pharmaceuticals (4.6%)
Abbott Laboratories	8,155	390,706

Johnson & Johnson	14,363	888,352

Merck & Co., Inc.	19,035	686,021

Pfizer, Inc.	64,118	1,122,706

Somaxon Pharmaceuticals, Inc. † S	6,811	21,455

		3,109,240
Publishing (0.2%)
Gannett Co., Inc.	1,445	21,805

McGraw-Hill Cos., Inc. (The)	1,700	61,897

R. R. Donnelley & Sons Co.	2,200	38,434

		122,136

COMMON STOCKS (93.5%)* cont.	Shares	Value

Real estate (1.3%)
Digital Realty Trust, Inc. R S	5,600	$288,624

Equity Residential Trust R	2,885	149,876

HCP, Inc. R	4,455	163,899

ProLogis R	11,015	159,057

Simon Property Group, Inc. R	1,448	144,062

		905,518
Regional Bells (2.4%)
AT&T, Inc.	27,539	809,096

Verizon Communications, Inc.	22,100	790,738

		1,599,834
Restaurants (0.5%)
McDonald’s Corp.	4,145	318,170

		318,170
Retail (5.6%)
Amazon.com, Inc. †	1,955	351,900

Bed Bath & Beyond, Inc. †	6,700	329,305

Best Buy Co., Inc.	1,400	48,006

Coach, Inc.	2,532	140,045

Costco Wholesale Corp.	1,900	137,199

CVS Caremark Corp.	8,376	291,234

Dick’s Sporting Goods, Inc. †	545	20,438

Dollar General Corp. †	2,600	79,742

GameStop Corp. Class A † S	1,200	27,456

Home Depot, Inc. (The)	3,492	122,430

Kohl’s Corp. †	3,100	168,454

Limited Brands, Inc.	1,700	52,241

Lowe’s Cos., Inc.	17,400	436,392

Macy’s, Inc.	3,561	90,093

O’Reilly Automotive, Inc. †	422	25,497

Office Depot, Inc. †	10,900	58,860

OfficeMax, Inc. †	3,500	61,950

Staples, Inc.	6,000	136,620

Target Corp.	5,485	329,813

TJX Cos., Inc. (The)	3,200	142,048

Urban Outfitters, Inc. †	3,906	139,874

Wal-Mart Stores, Inc.	9,048	487,959

Walgreen Co.	2,770	107,919

		3,785,475
Schools (0.6%)
Apollo Group, Inc. Class A †	6,319	249,537

Career Education Corp. †	6,321	131,034

		380,571
Semiconductor (0.4%)
KLA-Tencor Corp.	985	38,060

Novellus Systems, Inc. †	6,900	223,008

		261,068
Shipping (1.0%)
FedEx Corp.	1,929	179,416

Swift Transporation Co. † S	5,000	62,550

United Parcel Service, Inc. Class B	5,758	417,916

		659,882
Software (3.6%)
Adobe Systems, Inc. †	2,387	73,472

Akamai Technologies, Inc. †	1,000	47,050

Autodesk, Inc. †	800	30,560

BMC Software, Inc. †	1,612	75,990

CA, Inc.	3,222	78,746

Citrix Systems, Inc. †	1,100	75,251

Putnam VT Research Fund 7

COMMON STOCKS (93.5%)* cont.	Shares	Value

Software cont.
Intuit, Inc. †	1,200	$59,160

Microsoft Corp.	41,514	1,159,071

Oracle Corp.	22,328	698,866

Red Hat, Inc. †	1,000	45,650

Symantec Corp. †	4,092	68,500

THQ, Inc. †	6,100	36,966

		2,449,282
Staffing (—%)
Robert Half International, Inc.	800	24,480

		24,480
Technology services (2.3%)
Cognizant Technology Solutions Corp. †	1,869	136,979

eBay, Inc. †	5,945	165,449

Fidelity National Information Services, Inc.	1,500	41,085

Fiserv, Inc. †	800	46,848

Google, Inc. Class A †	1,464	869,572

Salesforce.com, Inc. †	652	86,064

VeriSign, Inc.	1,000	32,670

Western Union Co. (The)	4,375	81,244

Yahoo!, Inc. †	7,600	126,388

		1,586,299
Telecommunications (0.2%)
American Tower Corp. Class A †	1,100	56,804

Sprint Nextel Corp. †	5,625	23,794

Sycamore Networks, Inc. †	1,800	37,062

		117,660
Textiles (0.3%)
Hanesbrands, Inc. †	4,859	123,419

NIKE, Inc. Class B	1,200	102,504

		225,923
Tobacco (1.3%)
Lorillard, Inc.	750	61,545

Philip Morris International, Inc.	13,900	813,567

		875,112
Toys (0.3%)
Hasbro, Inc.	4,550	214,669

		214,669
Waste Management (0.1%)
Republic Services, Inc.	2,110	63,005

		63,005

Total common stocks (cost $55,281,829)		$63,536,262

SHORT-TERM INVESTMENTS (8.5%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	1,195,332	$1,195,332

Putnam Money Market Liquidity Fund 0.15% [e]	4,256,374	4,256,374

U.S. Treasury Bills with an effective yield
of 0.24%, October 20, 2011 #	$212,000	211,655

U.S. Treasury Bills with an effective yield
of 0.21%, March 10, 2011 #	85,000	84,981

Total short-term investments (cost $5,748,251)		$5,748,342

Total investments (cost $61,030,080)		$69,284,604

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through December 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $67,943,699.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $2,202 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS
OUTSTANDING	Number of		Expiration	Unrealized
at 12/31/10	contracts	Value	date	depreciation

S&P 500 Index (Long)	11	$3,445,750	Mar-11	$(5,541)

Total				$(5,541)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/10

		Fixed payments	Total return
Swap counterparty/	Termination	received (paid) by	received by	Unrealized
Notional amount	date	fund per annum	or paid by fund	depreciation

Goldman Sachs International
baskets 596 F	9/14/11	(1 month USD-LIBOR-BBA	A basket (GSGLPMIN) of	$(2,087)
		plus 60 bp)	common stocks

Total				$(2,087)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

8 Putnam VT Research Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$2,223,847	$—	$—

Capital goods	3,594,620	—	—

Communication services	2,781,338	—	—

Conglomerates	2,263,072	—	—

Consumer cyclicals	7,004,820	—	—

Consumer staples	6,688,657	—	—

Energy	8,298,992	—	—

Financial	9,934,346	—	323,818

Health care	6,869,224	—	—

Technology	10,716,237	—	—

Transportation	734,222	—	—

Utilities and power	2,103,069	—	—

Total common stocks	63,212,444	—	323,818

Short-term investments	4,256,374	1,491,968	—

Totals by level	$67,468,818	$1,491,968	$323,818

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(5,541)	$—	$—

Total return swap contracts	—	(2,087)	—

Totals by level	$(5,541)	$(2,087)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 9

Statement of assets and liabilities
12/31/10

Assets

Investment in securities, at value, including $1,163,002 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $55,578,374)	$63,832,898

Affiliated issuers (identified cost $5,451,706) (Notes 1 and 6)	5,451,706

Dividends, interest and other receivables	102,967

Receivable for investments sold	38,125

Total assets	69,425,696

Liabilities

Payable for variation margin (Note 1)	4,204

Payable for investments purchased	47,356

Payable for shares of the fund repurchased	105,194

Payable for compensation of Manager (Note 2)	32,222

Payable for investor servicing fees (Note 2)	3,492

Payable for custodian fees (Note 2)	9,931

Payable for Trustee compensation and expenses (Note 2)	63,809

Payable for administrative services (Note 2)	286

Payable for distribution fees (Note 2)	8,679

Unrealized depreciation on swap contracts (Note 1)	2,087

Collateral on securities loaned, at value (Note 1)	1,195,332

Other accrued expenses	9,405

Total liabilities	1,481,997

Net assets	$67,943,699

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$104,408,987

Undistributed net investment income (Note 1)	540,157

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(45,252,514)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	8,247,069

Total — Representing net assets applicable
to capital shares outstanding	$67,943,699

Computation of net asset value Class IA

Net assets	$26,890,773

Number of shares outstanding	2,216,504

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.13

Computation of net asset value Class IB

Net assets	$41,052,926

Number of shares outstanding	3,390,642

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.11

Statement of operations
Year ended 12/31/10

Investment income

Dividends (net of foreign tax of $1,239)	$1,178,137

Interest (including interest income of $2,130 from investments
in affiliated issuers) (Note 6)	2,715

Securities lending (including interest income of $1,261
from investments in affiliated issuers) (Note 1)	5,402

Total investment income	1,186,254

Expenses

Compensation of Manager (Note 2)	379,102

Investor servicing fees (Note 2)	66,495

Custodian fees (Note 2)	25,646

Trustee compensation and expenses (Note 2)	5,926

Administrative services (Note 2)	2,969

Distribution fees — Class IB (Note 2)	102,959

Auditing	36,212

Other	27,047

Total expenses	646,356

Expense reduction (Note 2)	(9,313)

Net expenses	637,043

Net investment income	549,211

Net realized gain on investments (Notes 1 and 3)	9,872,740

Net increase from payments by affiliates (Note 2)	7,211

Net realized gain on swap contracts (Note 1)	90,669

Net realized gain on futures contracts (Note 1)	77,880

Net realized loss on foreign currency transactions (Note 1)	(22)

Net realized loss on written options (Notes 1 and 3)	(26,963)

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	167

Net unrealized depreciation of investments, futures contracts and
swap contracts during the year	(414,630)

Net gain on investments	9,607,052

Net increase in net assets resulting from operations	$10,156,263

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Research Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/10	12/31/09

Increase (decrease) in net assets

Operations:

Net investment income	$549,211	$725,285

Net realized gain (loss) on investments
and foreign currency transactions	10,021,515	(11,546,617)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	(414,463)	29,434,041

Net increase in net assets resulting
from operations	10,156,263	18,612,709

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(337,841)	(375,638)

Class IB	(443,294)	(460,572)

Decrease from capital share transactions
(Note 4)	(13,020,649)	(10,078,232)

Total increase (decrease) in net assets	(3,645,521)	7,698,267

Net assets:

Beginning of year	71,589,220	63,890,953

End of year (including undistributed
net investment income of $540,157 and
$746,655, respectively)	$67,943,699	$71,589,220

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 11

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/10	$10.53	.10	1.64	1.74	(.14)	(.14)	$12.13	16.61	$26,891.81		.97	100.49

12/31/09	8.03	.11	2.52[e]	2.63	(.13)	(.13)	10.53	33.54[e]	27,306	.82[f]	1.28[f]	134.28

12/31/08	13.21	.12	(5.15)	(5.03)	(.15)	(.15)	8.03	(38.42)	24,422	.80[f]	1.08[f]	131.45

12/31/07	13.19	.13	(.02)	.11	(.09)	(.09)	13.21	.83	54,436	.79[f]	.93[f]	79.54

12/31/06	11.91	.08	1.30	1.38	(.10)	(.10)	13.19	11.63	72,929	.81[f]	.62[f]	88.33

Class IB

12/31/10	$10.51	.08	1.63	1.71	(.11)	(.11)	$12.11	16.38	$41,053	1.06	.72	100.49

12/31/09	8.00	.09	2.52[e]	2.61	(.10)	(.10)	10.51	33.19[e]	44,283	1.07[f]	1.03[f]	134.28

12/31/08	13.14	.09	(5.12)	(5.03)	(.11)	(.11)	8.00	(38.54)	39,469	1.05[f]	.83[f]	131.45

12/31/07	13.12	.09	(.02)	.07	(.05)	(.05)	13.14	.56	83,046	1.04[f]	.68[f]	79.54

12/31/06	11.84	.05	1.30	1.35	(.07)	(.07)	13.12	11.41	104,891	1.06[f]	.37[f]	88.33

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring litigation payment received by the fund from Tyco International, Ltd., which amounted to $0.06 per share outstanding as of March 13, 2009. This payment resulted in an increase to total returns of 0.76% for the year ended December 31, 2009.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.09%

12/31/08	0.07

12/31/07	<0.01

12/31/06	<0.01

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Research Fund

Notes to financial statements 12/31/10

Note 1 — Significant accounting policies

Putnam VT Research Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in both growth and value stocks of large U.S.-based companies.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2010 through December 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures contracts The fund uses futures contracts to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the

Putnam VT Research Fund 13

futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 8 on futures contracts for the reporting period.

F) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to generate additional income for the portfolio. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 3,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

G) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to manage exposure to specific sectors or industries and to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,087 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

I) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management, and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $1,163,002 and the fund received cash collateral of $1,195,332.

J) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

K) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

L) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2010, the fund had a capital loss carryover of $44,241,060 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$2,726,974	12/31/11

29,572,228	12/31/16

11,941,858	12/31/17

M) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from

14 Putnam VT Research Fund

generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, the expiration of a capital loss carryover and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $25,426 to increase undistributed net investment income and $28,058,778 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $28,033,352.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$8,577,340
Unrealized depreciation	(1,333,961)

Net unrealized appreciation	7,243,379
Undistributed ordinary income	538,069
Capital loss carryforward	(44,241,060)

Cost for federal income tax purposes	$62,041,225

N) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

O) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 48.5% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.710% of the first $5 billion, 0.660% of the next $5 billion, 0.610% of the next $10 billion, 0.560% of the next $10 billion, 0.510% of the next $50 billion, 0.490% of the next $50 billion, 0.480% of the next $100 billion and 0.475% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $7,211 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $6 under the expense offset arrangements and by $9,307 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $45, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $65,050,150 and $81,941,242, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at
beginning of the reporting period	—	$—

Options opened	10,282	17,154

Options exercised	—	—

Options expired	(6,332)	(9,649)

Options closed	(3,950)	(7,505)

Written options outstanding at
end of the reporting period	—	$—

Putnam VT Research Fund 15

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/10		Year ended 12/31/09		Year ended 12/31/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	39,459	$426,237	52,573	$437,009	46,502	$505,354	35,017	$290,674

Shares issued in connection with
reinvestment of distributions	30,713	337,841	52,317	375,638	40,300	443,294	64,147	460,572

	70,172	764,078	104,890	812,647	86,802	948,648	99,164	751,246

Shares repurchased	(448,058)	(4,857,262)	(550,617)	(4,672,929)	(911,164)	(9,876,113)	(817,178)	(6,969,196)

Net decrease	(377,886)	$(4,093,184)	(445,727)	$(3,860,282)	(824,362)	$(8,927,465)	(718,014)	$(6,217,950)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Receivables	$—	Payables, Net assets — Unrealized
			appreciation/(depreciation)	$7,628*

Total		$—		$7,628

*Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Options	Warrants	Futures	Swaps	Total

Equity contracts	$(52,885)	$263,749	$77,880	$90,669	$379,413

Total	$(52,885)	$263,749	$77,880	$90,669	$379,413

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments
under ASC 815	Warrants	Futures	Swaps	Total

Equity contracts	$(126,296)	$(10,500)	$(2,087)	$(138,883)

Total	$(126,296)	$(10,500)	$(2,087)	$(138,883)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $2,130 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $16,992,200 and $13,252,802, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

16 Putnam VT Research Fund

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT Research Fund 17

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Independent Trustees

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the	Jacob Ballas Capital India,
Born 1947	Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product	a non-banking finance
Trustee since 2009	investment management firm with over $40 billion in assets under management.	company focused on private
equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic	SM Energy Company, a
Born 1955	energy firms and direct investor in energy assets. Trustee, and Co-Chair of the Finance Committee,	publicly held energy company
Trustee since 2010	of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro	focused on natural gas
	Denver. Member of the Finance Committee, The Children’s Hospital of Denver.	and crude oil in the United
States; UniSource Energy
Corporation, a publicly held
provider of natural gas and
electric service across Arizona;
Cody Resources Management,
LLP, a privately held energy,
ranching, and commercial real
estate company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment firm. Chairman of Mutual Fund	ASHTA Chemicals, Inc.
Born 1943	Directors Forum. Chairman Emeritus of the Board of Trustees of Mount Holyoke College.
Trustee since 1994 and
Vice Chairman since 2005

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a private foundation dealing with national	Edison International; Southern
Born 1940	security issues. Senior Advisor to the United Nations Foundation. Senior Advisor to the Center	California Edison
Trustee since 2001	for Strategic and International Studies. Member of the Council on Foreign Relations and the
National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice	United-Health
Born 1946	Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief	Group, a diversified
Trustee since 2007	Financial Officer for a decade.	health-care company

John A. Hill	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout	Devon Energy Corporation, a
Born 1942	firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board	leading independent natural
Trustee since 1985 and	of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein	gas and oil exploration and
Chairman since 2000	Center for Corporate Governance and Performance at the Yale School of Management.	production company

Paul L. Joskow	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused	TransCanada Corporation,
Born 1947	primarily on research and education on issues related to science, technology, and economic	an energy company focused
Trustee since 1997	performance. Elizabeth and James Killian Professor of Economics and Management, Emeritus	on natural gas transmission
	at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the	and power services; Exelon
	Center for Energy and Environmental Policy Research at MIT.	Corporation, an energy
company focused on
power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the	Northeast Utilities,
Born 1949	trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess	which operates New
Trustee since 2006	Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global	England’s largest energy
	communications and advertising firm.	delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private	None
Born 1945	equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin
Trustee since 1984	Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research	None
Born 1951	services, and founder and President of New Generation Advisors, LLC, a registered investment
Trustee since 1984	advisor to private funds.
Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest	TransCanada Corporation, an
Born 1942	products, and timberland assets company, in December 2008.	energy company focused on
Trustee from 1997 to 2008		natural gas transmission and
and since 2009		power services

18 Putnam VT Research Fund

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining	None
Born 1952	Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity
Trustee since 2008 and	Investments from 2000 to 2007.
President of the Putnam
Funds since July 2009

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Treasurer and	Vice President and Chief Legal Officer
Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments and Putnam Management
Senior Vice President and Treasurer, The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and Putnam Management
Senior Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal Accounting Officer	Since 1993
Since 2007	Vice President, Clerk and Assistant Treasurer, The Putnam Funds
Managing Director, Putnam Investments and Putnam Management
Michael Higgins (Born 1976)
Beth S. Mazor (Born 1958)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial
Managing Director, Putnam Investments and Putnam Management	Analyst, Old Mutual Asset Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments, Putnam Management and	Since 2000
Putnam Retail Management	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager,
The Putnam Funds
Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer	Susan G. Malloy (Born 1957)
Since 2002	Vice President and Assistant Treasurer
Managing Director, Putnam Investments and Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam VT Research Fund 19

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20 Putnam VT Research Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Investment Sub-Advisor	Legal Counsel	George Putnam, III
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109	Independent Registered
Public Accounting Firm
Marketing Services	PricewaterhouseCoopers LLP
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Putnam VT Research Fund 21

H320
This report has been prepared for the shareholders
of Putnam VT Research Fund.	265775 2/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2010	$33,928	$--	$2,247	$48*
December 31, 2009	$32,060	$--	$2,240	$92*

* Includes fees of $48 and $92 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2010 and December 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2010 and December 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $280,515 and $ 561,612 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2010	$ -	$ 227,601	$ -	$ -
December 31, 2009	$ -	$ 453,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2011